October 18, 2021

Dear Shareholder:

The Board of Trustees of Virtus Opportunities Trust (the “Trust”) has approved the reorganization of Virtus KAR International Small-Mid Cap Fund II (formerly, Virtus KAR International Small-Mid Cap Fund) (“Target Fund”), a series of the Trust, into Virtus KAR International Small-Mid Cap Fund (formerly, Virtus KAR International Small Cap Fund) (“Acquiring Fund”), a separate series of the Trust. [Note to SEC: Name changes to take place on September 24, 2021, after which names will be updated in EDGAR.] The reorganization is expected to be completed on or about October 22, 2021. Once the reorganization is completed, you will become a shareholder of the Acquiring Fund and will receive shares of the corresponding class of the Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of your investment in the Target Fund. You will not incur any sales charges in connection with the reorganization.

The Board of Trustees of the Trust has carefully considered and unanimously approved the reorganization, as set forth in the Plan and described in the accompanying materials, and believes that the reorganization is in the best interests of the Target Fund and its shareholders. The Board of Trustees believes that the reorganization offers you the opportunity to pursue your investment goals in a fund with increased scale and expanded investment opportunities. The Acquiring Fund’s investment objective and its investment strategies are identical to those of the Target Fund. The expenses associated with the reorganization will be paid by the Target Fund and the Acquiring Fund, and will be allocated pro rata based on their assets under management.

You are not being asked to vote on, or take any other action in connection with, the reorganization.

If you have any questions, please call (800) 243-1574 between 8:30 a.m. and 6:00 p.m. Eastern time, Monday through Thursday, Friday until 5:00 p.m. We are committed to serving you and appreciate your continued investment in Virtus Mutual Funds.

Sincerely,

George R. Aylward

President, Virtus Mutual Funds

Mutual Funds distributed by VP Distributors, LLC

ACQUISITION OF ASSETS OF

VIRTUS KAR INTERNATIONAL SMALL-MID CAP FUND II (FORMERLY, VIRTUS KAR
INTERNATIONAL SMALL-MID CAP FUND)

a series of

Virtus Opportunities Trust

c/o VP Distributors, LLC

101 Munson Street

Greenfield, Massachusetts 01301

(800) 243-1574

BY AND IN EXCHANGE FOR SHARES OF

VIRTUS KAR INTERNATIONAL SMALL-MID CAP FUND (FORMERLY, VIRTUS KAR
INTERNATIONAL SMALL CAP FUND)

a series of

Virtus Opportunities Trust

c/o VP Distributors, LLC

101 Munson Street

Greenfield, Massachusetts 01301

(800) 243-1574

PROSPECTUS/INFORMATION STATEMENT

DATED OCTOBER 18, 2021

This Prospectus/Information Statement is being furnished in connection with the reorganization of Virtus KAR International Small-Mid Cap Fund II (formerly, Virtus KAR International Small-Mid Cap Fund) (“Target Fund”), a series of Virtus Opportunities Trust (the “Trust”), into the Virtus KAR International Small-Mid Cap Fund (formerly, Virtus KAR International Small Cap Fund) (“Acquiring Fund”), another series of the Trust. This Prospectus/Information Statement is being mailed on or about October 18, 2021.

GENERAL

The Board of Trustees of the Trust has approved the reorganization of the Target Fund into the Acquiring Fund. The Target Fund and Acquiring Fund are sometimes referred to in this Prospectus/Information Statement individually as a “Fund” and collectively as the “Funds.”

In the reorganization, all of the assets of the Target Fund will be acquired by the Acquiring Fund in exchange for Class A, Class C, Class I and Class R6 shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Target Fund (the “Reorganization”). Class A, Class C, Class I and Class R6 shares of the Acquiring Fund will be distributed to each shareholder in liquidation of the Target Fund, and the Target Fund will be terminated as a series of the Trust. You will then hold that number of full and fractional shares of the Acquiring Fund which have an aggregate net asset value equal to the aggregate net asset value of your shares of the Target Fund.

Each of the Target Fund and the Acquiring Fund is a separate non-diversified series of the Trust, a Delaware statutory trust, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The investment objective of the Target Fund is identical to that of the Acquiring Fund, as follows:

Fund	Investment Objective

Target Fund	Capital appreciation.

Acquiring Fund	Capital appreciation.

The investment strategies for the Target Fund and the Acquiring Fund are substantially identical. Under normal circumstances, each fund invests at least 80% of its assets in equity securities of non-U.S. small- and mid-capitalization companies. As of the date of this Prospectus/Information Statement, each fund’s subadviser considers small- and mid-capitalization companies to be those companies that, at the time of initial purchase, have market capitalizations within the range of companies included in the MSCI All Country World ex U.S. SMID Cap Index on a rolling three-year basis. As of June 30, 2021, the total market capitalization range of companies included in the MSCI All Country World ex U.S. SMID Cap Index over the past three years was $0 to $40.4 billion. Each fund intends to diversify its investments among countries and normally to have represented in the portfolio business activities of a number of different countries. In determining whether an issuer is economically tied to a non-U.S. country, the subadviser primarily considers: (i) whether at least 50% of the issuer’s revenues or profits are attributable to goods produced or sold, investments made, or services performed in, a non-U.S. country; (ii) whether the issuer has at least 50% of its assets in a non-U.S. country; and (iii) whether the principal exchange listing for the issuer’s securities or the issuer’s headquarters is in a non-U.S. country.

Equity securities in which each fund invests include common stocks, preferred stocks and American Depositary Receipts (ADRs). Each fund may invest in emerging markets issuers. Each fund is non-diversified under federal securities laws.

The fundamental investment restrictions of the Target Fund are identical to that of the Acquiring Fund, as follows:

Fundamental Investment Limitations

Each Fund is subject to the investment limitations enumerated in this section, which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund’s outstanding shares. As used in this SAI and in the Prospectuses, a “majority of the outstanding shares” of a Fund means the lesser of (a) 67% of the shares of the particular Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (b) more than 50% of the outstanding shares of such Fund.

With respect to both the Target Fund and the Acquiring Funds, each Fund may not:

(1)	Purchase securities if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities).

(2)	Borrow money, except (i) in amounts not to exceed one-third of the value of the Fund’s total assets (including the amount borrowed) from banks, and (ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options and (c) short-term credits extended in connection with trade clearance and settlement, shall not constitute borrowing.

(3)	Issue “senior securities” in contravention of the 1940 Act. Activities permitted by SEC exemptive orders or staff interpretations of the SEC shall not be deemed to be prohibited by this restriction.

(5)	Underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under applicable law.

(6)	Purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, and (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

(7a)	Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

(7b)	Purchase or sell commodities or commodity contracts, except that it may enter into (a) futures, options, and options on futures, (b) forward contracts, and (c) other financial transactions not requiring the delivery of physical commodities.

(8)	Lend securities or make any other loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may purchase debt securities, may enter into repurchase agreements and may acquire loans, loan participations and assignments (both funded and unfunded) and other forms of debt instruments.

Virtus Investment Advisers, Inc. (“VIA”) serves as the investment adviser for both Funds and Kayne Anderson Rudnick Investment Management, LLC (“KAR”), an affiliate of VIA, serve as the investment subadviser for both Funds.

This Prospectus/Information Statement explains concisely the information about the Acquiring Fund that you should know. Please read it carefully and keep it for future reference. Additional information concerning each Fund and the Reorganization is contained in the documents described below, all of which have been filed with the Securities and Exchange Commission (“SEC”):

Information about the Target Fund:	How to Obtain this Information:

Prospectus of the Trust relating to the Target Fund, dated February 1, 2021, as supplemented

Statement of Additional Information of the Trust relating to Target Fund, dated February 1, 2021, as supplemented

Annual Report of the Trust relating to the Target Fund for the year ended September 30, 2020

Semi-Annual Report of the Trust relating to the Target Fund for the period ended March 31, 2021

Copies are available upon request and without charge if you:

•      Visit www.virtus.com on the Internet;

•      Write to VP Distributors, LLC One Financial Plaza Hartford, Connecticut 06103

•      Call (800) 243-1574 toll-free.

Information about the Acquiring Fund:	How to Obtain this Information:

Prospectus of the Trust relating to the Acquiring Fund, dated September 24, 2021, as supplemented, which accompanies this Prospectus/Information Statement

Statement of Additional Information of the Trust relating to the Acquiring Fund, dated February 1, 2021, as supplemented

Annual Report of the Trust relating to the Acquiring Fund for the year ended September 30, 2020

Semi-Annual Report of the Trust relating to the Acquiring Fund for the period ended March 31, 2021

Copies are available upon request and without charge if you:

•       Visit www.virtus.com on the Internet;

•       Write to VP Distributors, LLC One Financial Plaza Hartford, Connecticut 06103; or

•       Call (800) 243-1574 toll-free.

Information about the Reorganization:	How to Obtain this Information:

Statement of Additional Information dated October 18, 2021, which relates to this Prospectus/Information Statement and the Reorganization	Copies are available upon request and without charge if you: • Write to VP Distributors, LLC One Financial Plaza Hartford, Connecticut 06103; or • Call (800) 243-1574 toll-free.

You can also obtain copies of any of these documents without charge on the EDGAR database on the SEC’s Internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.

Information relating to the Target Fund is contained in the Prospectus of the Trust dated February 1, 2021, as supplemented (SEC File No. 811-07455; 033-65137) and is incorporated by reference in this document. Information relating to the Acquiring Fund is contained in the Prospectus of the Trust dated September 24, 2021, as supplemented (SEC File No. 811-07455; 033-65137) and is incorporated by reference in this document. (This means that such information is legally considered to be part of this Prospectus/Information Statement.) The Statement of Additional Information dated October 18, 2021 relating to this Prospectus/Information Statement and the Reorganization, which includes the financial statements of the Trust relating to the Target Fund and the Acquiring Fund for the year ended September 30, 2020 and the six-month period ended March 31, 2021, is incorporated by reference in its entirety in this document.

The Securities and Exchange Commission has not determined that the information in this Prospectus/Information Statement is accurate or adequate, nor has it approved or disapproved these securities. Anyone who tells you otherwise is committing a criminal offense.

An investment in the Acquiring Fund:

•	is not a deposit of, or guaranteed by, any bank

•	is not insured by the FDIC, the Federal Reserve Board or any other government agency

•	is not endorsed by any bank or government agency

•	involves investment risk, including possible loss of the purchase payment of your original investment

Table of Contents
[to be updated by amendment]

SUMMARY

THIS SECTION SUMMARIZES THE PRIMARY FEATURES AND CONSEQUENCES

OF THE REORGANIZATION. IT MAY NOT CONTAIN ALL OF THE

INFORMATION THAT IS IMPORTANT TO YOU. TO UNDERSTAND THE

REORGANIZATION, YOU SHOULD READ THIS ENTIRE

PROSPECTUS/INFORMATION STATEMENT AND THE EXHIBIT.

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Information Statement, the Prospectuses and Statement of Additional Information relating to the Funds and the form of the Plan, which is attached to this Prospectus/Information Statement as Exhibit A.

Why is the Reorganization happening?

The Reorganization will allow shareholders of the Target Fund to own a fund that is identical in style and with a greater amount of combined assets after the Reorganization. The Acquiring Fund has an identical investment objective and substantially identical investment strategies and risks to those of The Target Fund, but the Acquiring Fund will have total fund operating expenses that are the same as or lower than the Target Fund on a pro forma basis after the Reorganization. In addition, because the Acquiring Fund's strategy recently changed from an international small-cap strategy to an international small-mid cap strategy, the Board desired to reduce the redundancies in having two funds that were substantially identical operating as separate series. The Reorganization is also expected to create better efficiencies for the portfolio management team and perhaps lower expenses for the Acquiring Fund as assets grow, which will also benefit shareholders of the Target Fund. The Fund expects assets to grow as a result of the Reorganization because the Acquiring Fund's recent strategy change to an international small-mid cap strategy will permit greater investment capacity for shareholders than if the Acquiring Fund had continued to have an international small-cap strategy.

What are the key features of the Reorganization?

The Plan sets forth the key features of the Reorganization. For a complete description of the Reorganization, see Exhibit A. The Plan generally provides for the following:

•	the transfer in-kind of all of the assets of the Target Fund to the Acquiring Fund in exchange for Class A, Class C, Class I and Class R6 shares of the Acquiring Fund;

•	the assumption by the Acquiring Fund of all of the liabilities of the Target Fund;

•	the liquidation of the Target Fund by distribution of Class A, Class C, Class I and Class R6 shares of the Acquiring Fund to the Target Fund’s shareholders; and

•	the structuring of the Reorganization in a manner intended to qualify as a tax-free reorganization for U.S. federal income tax purposes.

The Reorganization is expected to be completed on or about October 22, 2021.

After the Reorganization, what shares will I own?

If you own Class A, Class C, Class I and Class R6 shares of the Target Fund, you will own Class A, Class C, Class I and Class R6 shares, respectively, of the Acquiring Fund. The new shares you receive will have the same total value as your shares of the Target Fund, as of the close of business on the day immediately prior to the Reorganization.

How will the Reorganization affect me?

It is anticipated that the Reorganization will result in better operating efficiencies. Upon the reorganization of the Target Fund into the Acquiring Fund, operating efficiencies may be achieved by the Acquiring Fund because it will have a greater level of assets. As of August 31, 2021, the Acquiring Fund’s net assets were approximately $3.28 billion and the Target Fund’s net assets were approximately $46.57 million. It is believed that a larger, combined fund will have a greater likelihood of gaining additional assets, which may lead to greater economies of scale. For the 6 months ended March 31, 2021, the Acquiring Fund’s management fee was 0.97% and total gross fund operating expenses for Class A, Class C, Class I and Class R6 shares were 1.52%, 2.24%, 1.25% and 1.15%, respectively, while the Target Fund’s management fee was 0.90% and total gross operating expenses for Class A, Class C, Class I and Class R6 shares were 1.56%, 2.31%, 1.42% and 1.30%, respectively; however, as of September 24, 2021, the Acquiring Fund’s management fee was reduced to 0.90%, and gross total operating expenses are expected to be reduced to 1.46%, 2.18%, 1.19% and 1.09% for Class A, Class C, Class I and Class R6 shares, respectively, on a pro forma basis. In addition, the Acquiring Fund will implement contractual expense limits that will limit total operating expenses to 1.45%, 2.20%, 1.20% and 1.10% for Class A, Class C, Class I and Class R6 shares, respectively through January 31, 2023. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed and/or fees waived under these arrangements for a period of three years following the date such waiver or reimbursement occurred, provided that the recapture does not cause the fund to exceed its expense limit in effect at the time of the waiver or reimbursement, or at the time of recapture.

After the Reorganization, the value of your shares will depend on the performance of the Acquiring Fund rather than that of the Target Fund. The Board of Trustees of the Trust believes that the Reorganization will benefit both the Acquiring Fund and the Target Fund. The costs of the Reorganization, including the cost of mailing this Prospectus/Information Statement, are estimated to be $65,000 and will be paid by the Acquiring Fund and the Target Fund, allocated pro rata based on assets under management.

Like the Target Fund, the Acquiring Fund pays dividends from net investment income on a semi-annual basis and distributes net realized capital gains, if any, at least annually. These dividends and distributions will continue to be automatically reinvested in additional Class A, Class C, Class I and Class R6 shares of the Acquiring Fund or distributed in cash, in accordance with your election.

Will I be able to purchase, exchange and redeem shares and receive distributions in the same way?

The Reorganization will not affect your right to purchase and redeem shares, to exchange shares or to receive distributions. After the Reorganization, you will be able to purchase additional Class A, Class C, Class I and Class R6 shares, as applicable, of the Acquiring Fund in the same manner as you did for your shares of the Target Fund before the Reorganization. For more information, see “Purchase and Redemption Procedures,” “Exchange Privileges” and “Dividend Policy” below.

How do the Funds’ investment objectives and principal investment strategies compare?

The investment objective of the Target Fund and the Acquiring Fund are identical in that both Funds seek capital appreciation. The investment objectives of both the Target Fund and the Acquiring Fund are non-fundamental, which means that each may be changed by vote of the respective Fund’s Trustees and without shareholder approval, upon 60 days’ notice to shareholders. The investment strategies of the Funds are also substantially identical.

The following tables summarize a comparison of the Target Fund and the Acquiring Fund with respect to their investment objectives and principal investment strategies, as set forth in the Prospectuses and Statement of Additional Information relating to the Funds.

	Target Fund	Acquiring Fund

Investment Objective	Capital appreciation.	Capital appreciation.

Principal Investment Strategies

Under normal circumstances, the fund invests at least 80% of its assets in equity securities of non-U.S. small- and mid-capitalization companies. As of the date of this Prospectus, the fund’s subadviser considers small- and mid-capitalization companies to be those companies that, at the time of initial purchase, have market capitalizations generally within the range of companies included in the MSCI All Country World ex U.S. SMID Cap Index on a rolling three-year basis. As of June 30, 2021, the total market capitalization range of companies included in the MSCI All Country World ex U.S. SMID Cap Index over the past three years was $0 to $40.4 billion. The fund intends to diversify its investments among countries and normally to have represented in the portfolio business activities of a number of different countries. In determining whether an issuer is economically tied to a non-U.S. country, the subadviser primarily considers: (i) whether at least 50% of the issuer’s revenues or profits are attributable to goods produced or sold, investments made, or services performed in, a non-U.S. country; (ii) whether the issuer has at least 50% of its assets in a non-U.S. country; and (iii) whether the principal exchange listing for the issuer’s securities or the issuer’s headquarters is in a non-U.S. country.

Equity securities in which the fund invests include common stocks, preferred stocks and American Depositary Receipts (ADRs). The fund may invest in emerging markets issuers. The fund is non-diversified under federal securities laws.

Temporary Defensive Strategy: If the subadviser does not believe that the market conditions are favorable to the fund’s principal investment strategies, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by investing in cash or money market instruments, including, but not limited to, U.S. Government obligations maturing within one year from the date of purchase. When this allocation happens, the fund may not achieve its investment objective.

Under normal circumstances, the fund invests at least 80% of its assets in equity securities of non-U.S. small- and mid-capitalization companies. As of the date of this Prospectus, the fund’s subadviser considers small- and mid-capitalization companies to be those companies that, at the time of initial purchase, have market capitalizations generally within the range of companies included in the MSCI All Country World ex U.S. SMID Cap Index on a rolling three-year basis. As of June 30, 2021, the total market capitalization range of companies included in the MSCI All Country World ex U.S. SMID Cap Index over the past three years was $0 to $40.4 billion. The fund intends to diversify its investments among countries and normally to have represented in the portfolio business activities of a number of different countries. In determining whether an issuer is economically tied to a non-U.S. country, the subadviser primarily considers: (i) whether at least 50% of the issuer’s revenues or profits are attributable to goods produced or sold, investments made, or services performed in, a non-U.S. country; (ii) whether the issuer has at least 50% of its assets in a non-U.S. country; and (iii) whether the principal exchange listing for the issuer’s securities or the issuer’s headquarters is in a non-U.S. country.

Equity securities in which the fund invests include common stocks, preferred stocks and American Depositary Receipts (ADRs). The fund may invest in emerging markets issuers. The fund is non-diversified under federal securities laws.

Temporary Defensive Strategy: If the subadviser does not believe that the market conditions are favorable to the fund’s principal investment strategies, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by investing in cash or money market instruments, including, but not limited to, U.S. Government obligations maturing within one year from the date of purchase. When this allocation happens, the fund may not achieve its investment objective.

The principal risks of the Funds are identical, except that the Target Fund has a “new fund risk”. For a discussion of the Funds’ principal risks, see the section entitled “Risks” below.

The Funds have other investment policies, practices and restrictions which, together with their related risks, are also set forth in the Prospectuses and Statement of Additional Information of the Funds.

The Trust and the Adviser have received an exemptive order from the Securities and Exchange Commission that permits the Adviser, subject to certain conditions, and without the approval of shareholders, to: (a) select both unaffiliated subadvisers and certain wholly-owned affiliated subadvisers to manage all or a portion of the assets of a fund, and enter into subadvisory agreements with such subadvisers, and (b) materially amend subadvisory agreements with such subadvisers. In such circumstances, shareholders would receive notice of such action, including the information concerning the new subadviser that normally is provided in a proxy statement.

How do the Funds’ fees and expenses compare?

The Acquiring Fund offers four classes of shares (Class A, Class C, Class I and Class R6). The Target Fund also offers four classes of shares (Class A, Class C, Class I and Class R6). You will not pay any initial or deferred sales charge in connection with the Reorganization.

The following tables allow you to compare the various fees and expenses that you may pay for buying and holding Class A, Class C, Class I and Class R6 shares of each of the Funds. The columns entitled “Acquiring Fund (Pro Forma)” show you what fees and expenses are estimated to be assuming the Reorganization takes place.

The amounts for the Class A, Class C, Class I and Class R6 shares of the Acquiring Fund and the Target Fund, set forth in the following tables and in the examples, are based on the expenses for the annualized 6-month period ended March 31, 2021. The amounts for Class A, Class C, Class I and Class R6 shares of Acquiring Fund (Pro Forma) set forth in the following tables and in the examples are based on what the estimated expenses of the Acquiring Fund would have been for the annualized 6-month period ended March 31, 2021, assuming the Reorganization had taken place on October 1, 2020.

Shareholder Fees (fees paid directly from your investment)

	Target Fund Class A	Acquiring Fund Class A	Acquiring Fund (Pro Forma) Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	5.50%
Maximum Deferred Sales Charge (Load)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Target Fund Class A		Acquiring Fund Class A		Acquiring Fund (Pro Forma) Class A
Management Fees	0.90%		0.90	%(b)	0.90	%(b)
Distribution and Shareholder Servicing (12b-1) Fees	0.25%		0.25%		0.25%
Other Expenses	0.41%		0.30%		0.30%
Acquired Fund Fees and Expenses	0.02%		0.01%		0.01%
Total Annual Fund Operating Expenses(c)	1.58%		1.46%		1.46%
Less: Fee Waiver and/or Expense Reimbursement	(0.11	)%(d)	0.00%		0.00%
Total Annual Fund Operating Expenses After Expense Reimbursement(c)	1.47	%(d)	1.46	%(e)	1.46	%(e)

Shareholder Fees (fees paid directly from your investment)

	Target Fund Class C		Acquiring Fund Allocation Class C		Acquiring Fund (Pro Forma) Class C
Maximum Sales Charge (Load) Imposed on Purchases	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)	1.00	%(a)	1.00	%(a)	1.00	%(a)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Target Fund Class C		Acquiring Fund Class C		Acquiring Fund (Pro Forma) Class C
Management Fees	0.90%		0.90	%(b)	0.90	%(b)
Distribution and Shareholder Servicing (12b-1) Fees	1.00%		1.00%		1.00%
Other Expenses	0.41%		0.27%		0.27%
Acquired Fund Fees and Expenses	0.02%		0.01%		0.01%
Total Annual Fund Operating Expenses(c)	2.33%		2.18%		2.18%
Less: Fee Waiver and/or Expense Reimbursement	(0.11	)%(d)	(0.00	)%(e)	(0.00	)%(e)
Total Annual Fund Operating Expenses After Expense Reimbursement(c)	2.22	%(d)	2.18	%(e)	2.18	%(e)

Shareholder Fees (fees paid directly from your investment)

	Target Fund Class I	Acquiring Fund Allocation Class I	Acquiring Fund (Pro Forma) Class I
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Target Fund Class I		Acquiring Fund Class I		Acquiring Fund (Pro Forma) Class I
Management Fees	0.90%		0.90	%(b)	0.90	%(b)
Distribution and Shareholder Servicing (12b-1) Fees	0.00%		0.00%		0.00%
Other Expenses	0.52%		0.28%		0.28%
Acquired Fund Fees and Expenses	0.02%		0.01%		0.01%
Total Annual Fund Operating Expenses(c)	1.44%		1.19%		1.19%
Less: Fee Waiver and/or Expense Reimbursement	(0.22	)%(d)	(0.00	)%(e)	(0.00	)%(e)
Total Annual Fund Operating Expenses After Expense Reimbursement(c)	1.22	%(d)	1.19	%(e)	1.19	%(e)

Shareholder Fees (fees paid directly from your investment)

	Target Fund Class R6	Acquiring Fund Allocation Class R6	Acquiring Fund (Pro Forma) Class R6
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Target Fund Class R6		Acquiring Fund Class R6		Acquiring Fund (Pro Forma) Class R6
Management Fees	0.90%		0.90	%(b)	0.90	%(b)
Distribution and Shareholder Servicing (12b-1) Fees	0.00%		0.00%		0.00%
Other Expenses	0.40%		0.18%		0.18%
Acquired Fund Fees and Expenses	0.02%		0.01%		0.01%
Total Annual Fund Operating Expenses(c)	1.32%		1.09%		1.09%
Less: Fee Waiver and/or Expense Reimbursement	(0.20	)%(d)	(0.00	)%(e)	(0.00	)%(e)
Total Annual Fund Operating Expenses After Expense Reimbursement(c)	1.12	%(d)	1.09	%(e)	1.09	%(e)

(a)	The deferred sales charge is imposed on Class C shares redeemed during the first year only.

(b)	The Management Fee has been restated to reflect the lower fee, effective September 24, 2021.

(c)	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the most recent Financial Highlights tables, which tables reflect only the operating expenses of the fund and do not include acquired fund fees and expenses.

(d)	The fund’s investment adviser has contractually agreed to limit the fund’s total operating expenses (excluding certain expenses, such as front-end or contingent deferred sales charges, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) so that such expenses do not exceed 1.45% for Class A shares, 2.20% for Class C shares, 1.20% for Class I shares and 1.10% for Class R6 shares through February 1, 2022. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed and/or fees waived under these arrangements for a period of three years following the date such waiver or reimbursement occurred, provided that the recapture does not cause the fund to exceed its expense limit in effect at the time of the waiver or reimbursement, or at the time of recapture. The Adviser's ability to recoup expenses reimbursed and/or fees waived from the Target Fund will continue after the Reorganization occurs. That is, under certain conditions, the Adviser may recoup from the combined fund the expenses reimbursed and/or fees of the Target Fund.

(e)	The fund’s investment adviser has contractually agreed to limit the fund’s total operating expenses (excluding certain expenses, such as front-end or contingent deferred sales charges, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) so that such expenses do not exceed 1.45% for Class A shares, 2.20% for Class C shares, 1.20% for Class I shares and 1.10% for Class R6 shares through January 31, 2023. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed and/or fees waived under these arrangements for a period of three years following the date such waiver or reimbursement occurred, provided that the recapture does not cause the fund to exceed its expense limit in effect at the time of the waiver or reimbursement, or at the time of recapture.

The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in the Funds and the Acquiring Fund (Pro Forma), assuming the Reorganization takes place, with the cost of investing in other funds. They show your costs if you sold your shares at the end of the period or continued to hold them. The examples also assume that your investment has a 5% return each year, that each Fund’s operating expenses remain the same and that the expense reimbursement arrangement remains in place for the contractual period. The examples are for illustration only, and your actual costs may be higher or lower.

Examples of Fund Expenses

	Class A
	One Year	Three Years	Five Years	Ten Years
Target Fund	$691	$1,011	$1,353	$2,316
Acquiring Fund	$690	$986	$1,304	$2,200
Acquiring Fund (Pro Forma)	$690	$986	$1,304	$2,200

	Class C
	One Year	Three Years	Five Years	Ten Years
Target Fund	$325	$717	$1,235	$2,658
Acquiring Fund	$321	$682	$1,169	$2,513
Acquiring Fund (Pro Forma)	$321	$682	$1,169	$2,513

	Class I
	One Year	Three Years	Five Years	Ten Years
Target Fund	$124	$434	$766	$1,705
Acquiring Fund	$121	$378	$654	$1,443
Acquiring Fund (Pro Forma)	$121	$378	$654	$1,443

	Class R6
	One Year	Three Years	Five Years	Ten Years
Target Fund	$114	$399	$704	$1,573
Acquiring Fund	$111	$347	$601	$1,329
Acquiring Fund (Pro Forma)	$111	$347	$601	$1,329

You would pay the following expenses if you did not redeem your shares:

	Class C
	One Year	Three Years	Five Years	Ten Years
Target Fund	$225	$717	$1,235	$2,658
Acquiring Fund	$221	$682	$1,169	$2,513
Acquiring Fund (Pro Forma)	$221	$682	$1,169	$2,513

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Funds’ performance. During the most recent fiscal year, the Target Fund’s portfolio turnover rate was 58% of the average value of its portfolio, while the Acquiring Fund’s portfolio turnover rate was 48% of the average value of its portfolio.

How do the Funds’ performance records compare?

The following charts show how the shares of the Target Fund and the Acquiring Fund have performed in the past. The Class A, Class C, Class I and Class R6 shares of the Target Fund commenced operations on October 1, 2019. The Class A, Class C and Class I shares of the Acquiring Fund commenced operations on September 5, 2012, and the Class R6 shares commenced operations on November 12, 2014. Past performance, before and after taxes, is not an indication of future results.

Because the investment strategies and certain fees and expenses of the Acquiring Fund were changed on September 24, 2021, to those described above, performance for the periods shown reflects the Acquiring Fund’s prior investment strategies and applicable fees and expenses.

Year-by-Year Total Return (%)

The charts below show the percentage gain or loss year to year over a 10-year period (or since inception) for the Class I shares of the Target Fund and of the Acquiring Fund.

These charts should give you a general idea of the risks of investing in each Fund by showing how the Fund’s return has varied from year to year. These charts include the effects of fund expenses. Each Fund’s average annual returns in the charts below do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. Each Fund can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of each chart.

The Target Fund – Class I

Year-to-date performance (through June 30, 2021) is 8.13%

The Acquiring Fund – Class I

Year-to-date performance (through June 30, 2021) is 7.52%

The next set of tables lists the average annual total return by share class of the Target Fund and the Acquiring Fund for the past one, five and ten years (through December 31, 2020). The after-tax returns shown are for Class I shares of the Target Fund and the Acquiring Fund; after-tax returns for other classes of the Funds will vary. These tables include the effects of sales charges (where applicable) and fund expenses and are intended to provide you with some indication of the risks of investing in each Fund by comparing its performance with three broad-based securities market indexes and a composite benchmark that reflects the target allocation of the fund, a description of each of which can be found following the table. An index does not reflect fees, expenses or any taxes. It is not possible to invest directly in an index.

Average Annual Total Return (for the period ended 12/31/2020)(1)

The Target Fund	1 Year Ended 12/31/20	Since Inception 10/1/19
Class I shares
Return Before Taxes	36.12%	43.63%
Return After Taxes on Distributions(2)	34.65%	42.39%
Return After Taxes on Distributions and Sale of Fund Shares(2)	21.56%	33.14%
Class A shares
Return Before Taxes	28.29%	36.90%
Class C Shares
Return Before Taxes	34.76%	42.18%
Class R6 Shares
Return Before Taxes	36.29%	43.77%
MSCI AC World Ex USA Small Mid Cap Index (net) (reflects no deduction for fees, expenses or taxes)	12.01%	18.59%

The Acquiring Fund	1 Year Ended 12/31/20	5 Years Ended 12/31/20	Since Inception Class A, C and I (9/5/12)	Since Inception Class R6 (11/12/14)
Class I shares
Return Before Taxes	24.37%	18.12%	14.34%	—
Return After Taxes on Distributions(2)	24.24%	17.69%	13.46%	—
Return After Taxes on Distributions and Sale of Fund Shares(2)	14.88%	14.70%	11.58%	—
Class A shares
Return Before Taxes	17.20%	16.50%	13.27%	—
Class C Shares
Return Before Taxes	23.14%	16.98%	13.21%	—
Class R6 Shares
Return Before Taxes	24.46%	18.25%	—	13.67%
MSCI All Country World ex U.S. Small Cap Index (net) (reflects no deduction for fees, expenses or taxes)	14.24%	9.37%	8.95%	7.84%
MSCI AC World Ex USA Small Mid Cap Index (net) (reflects no deduction for fees, expenses or taxes)	12.01%	8.94%	8.34%	7.13%

(1)	The Funds’ average annual returns in the tables above reflect the deduction of the maximum sales charge for an investment in each Fund’s Class A shares and a full redemption in each Fund’s Class C shares.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The MSCI AC World Ex USA Small Mid Cap Index (net) is a free float-adjusted market capitalization-weighted index that measures mid- and small-cap performance across 22 of 23 Developed Market countries (excluding the U.S.) and 24 Emerging Markets countries. The index is calculated on a total return basis with net dividends reinvested. The MSCI All Country World Index ex U.S. Small Cap Index (net) is a free float-adjusted market capitalization-weighted index that measures small cap equity performance of developed and emerging markets, excluding the U.S. The index is calculated on a total return basis with net dividends reinvested. The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

For a detailed discussion of the manner of calculating total return, please see the Funds’ Statement of Additional Information. Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date and the deduction of all recurring expenses that were charged to shareholders’ accounts.

Who will be the Adviser and Subadvisers of my Fund after the Reorganization? What will the advisory and subadvisory fees be after the Reorganization?

Management of the Funds

The overall management of the Acquiring Fund and the Target Fund is the responsibility of, and is supervised by, the Board of Trustees of the Trust.

Adviser

Virtus Investment Advisers, Inc. (“VIA” or the “Adviser”) is the investment adviser for the Funds and is responsible for managing each Fund’s investment program and for the general operations of the Funds, including oversight of the Funds’ Subadvisers and recommending their hiring, termination and replacement.

Facts about the Adviser:

•	The Adviser is an indirect, wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”)

•	The Adviser acts as the investment adviser for over 80 open- and closed-end funds, with assets under management of approximately $69.9 billion as of August 31, 2021.

•	The Adviser is located at One Financial Plaza, Hartford, CT 06103

Subadviser

The Funds’ subadviser is Kayne Anderson Rudnick Investment Management, LLC (“KAR” or the “Subadviser”). Pursuant to separate Subadvisory Agreements with the Adviser, the Subadviser is responsible for the day-to-day management of the portion of the Funds’ portfolios allocated to it.

Facts about the Subadviser:

•	KAR, an affiliate of VIA, is located at 1800 Avenue of the Stars, 2nd Floor, Los Angeles, CA 90067. KAR acts as subadviser to mutual funds and as investment adviser to institutions and individuals. KAR manages approximately $63.8 billion as of August 31, 2021, of which $47.3 billion is regulatory assets under management and $16.5 billion is model/emulation assets under contract. Model/emulation assets refer to assets that KAR is under contract to deliver a model portfolio to and are not considered regulatory assets under management.

The Trust and the Adviser have received an exemptive order from the Securities and Exchange Commission that permits the Adviser, subject to certain conditions, and without the approval of shareholders, to: (a) select both unaffiliated subadvisers and certain wholly-owned affiliated subadvisers to manage all or a portion of the assets of a fund, and enter into subadvisory agreements with such subadvisers, and (b) materially amend subadvisory agreements with such subadvisers. In such circumstances, shareholders would receive notice of such action, including the information concerning the new subadviser that normally is provided in a proxy statement.

Portfolio Management

Mr. Kim and Mr. Thrasher serve as portfolio managers for both the Target Fund and the Acquiring Fund.

Hyung Kim. Mr. Kim is a Portfolio Manager and Senior Research Analyst at KAR (since 2017) with primary research responsibilities for the Emerging Markets and International Small Cap Portfolios. Prior to joining KAR, Mr. Kim was an International Equity Analyst for Advisory Research Inc. (2010 to 2017). He has approximately 16 years of research experience.

Craig Thrasher, CFA. Mr. Thrasher is a Portfolio Manager and Senior Research Analyst at KAR with primary research responsibilities for the International and Emerging Markets Small Cap Portfolios. Before joining KAR in 2008, Mr. Thrasher was employed at Kirr, Marbach & Company as an Equity Analyst, and at Wedbush Morgan Securities in correspondent credit. He has approximately 16 years of equity research experience.

Please refer to the Statement of Additional Information for additional information about the Acquiring Fund’s portfolio managers, including the structure of and method of computing compensation, other accounts they manage and their ownership of shares of the Acquiring Fund.

Advisory Fees

For its management and supervision of the daily business affairs of the Acquiring Fund, the Adviser is entitled to receive a monthly fee that is accrued daily against the value of the Acquiring Fund’s net assets at the following annual rates:

First $3 billion	0.90%
$3+ billion	0.85%

In addition, the Adviser will implement contractual expense limits that will limit total operating expenses to 1.45% for Class A, 2.20% for Class C, 1.20% for Class I and 1.10% for Class R6 shares of the Acquiring Fund.

Subadvisory Fees

Under the terms of the Subadvisory Agreement, the Subadviser is paid by the Adviser for providing advisory services to the Acquiring Fund. The Fund does not pay fees to the Subadviser. The Adviser pays the Subadviser a subadvisory fee at the rate of 50% of the net advisory fee for the portion of the Acquiring Fund’s assets that are allocated to it.

What will be the primary federal tax consequences of the Reorganization?

Prior to or at the completion of the Reorganization, the Funds will have received an opinion from the law firm of Sullivan & Worcester LLP that, for U.S. federal income tax purposes, the Reorganization contemplated by the Plan should qualify as a tax-free reorganization described in section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and that each Fund should be “a party to a reorganization,” within the meaning of section 368(b) of the Code.

If the Reorganization qualifies as a tax-free reorganization and each of the Funds is a party to a reorganization, as described above, then, as a result, for U.S. federal income tax purposes, no gain or loss will be recognized by the Target Fund or its shareholders as a result of receiving shares of the Acquiring Fund in connection with the Reorganization. The holding period and aggregate tax basis of the shares of the Acquiring Fund that are received by the shareholders of the Target Fund will be the same as the holding period and aggregate tax basis of the shares of the Target Fund previously held by such shareholders, provided that such shares of the Target Fund are held as capital assets. In addition, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Target Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Target Fund’s liabilities, and the holding period and tax basis of the assets of the Target Fund in the hands of the Acquiring Fund as a result of the Reorganization will be the same as in the hands of the Target Fund immediately prior to the Reorganization. The Target Fund will be the accounting survivor after the Reorganization occurs.

RISKS

Are the risk factors for the Funds similar?

Yes. The risk factors are the same due to the substantially identical investment objectives and investment policies of the Funds. The only risk that differs is that the Target Fund has a “new fund risk.” The risks of the Acquiring Fund are described in greater detail in that Fund’s Prospectus and Statement of Additional Information.

What are the primary risks of investing in each Fund?

An investment in each Fund is subject to certain risks. There is no assurance that investment performance of either Fund will be positive or that the Funds will meet their investment objectives. The following disclosure highlights the primary risks associated with investment in each of the Funds.

Each of the Funds is subject to Equity Securities Risk, Small and Medium Market Capitalization Risk, Foreign Investing Risk, Emerging Markets Risk, Limited Number of Investments Risk, Non-Diversification Risk, Depositary Receipts Risk, Market Volatility Risk, Preferred Stocks Risk, and Redemption Risk.

•	Equity Securities Risk. The value of the stocks held by the fund may be negatively affected by the financial market, industries in which the fund invests, or issuer-specific events. Focus on a particular style or in small or medium-sized companies may enhance that risk.

•	Small and Medium Market Capitalization Risk. The fund’s investments in small and medium market capitalization companies may increase the volatility and risk of loss to the fund, as compared with investments in larger, more established companies.

•	Foreign Investing Risk. Investing in foreign securities subjects the fund to additional risks such as increased volatility; currency fluctuations; less liquidity; less publicly available information about the foreign investment; and political, regulatory, economic, and market risk.

•	Emerging Market Risk. Emerging markets securities may be more volatile, or more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.

•	Limited Number of Investments Risk. Because the fund may have a limited number of securities, it may be more susceptible to factors adversely affecting its securities than a fund with a greater number of securities.

•	Non-Diversification Risk. The fund is not diversified and may be more susceptible to factors negatively impacting its holdings to the extent the fund invests more of its assets in the securities of fewer issuers than would a diversified fund.

•	Depositary Receipts Risk. Investments in foreign companies through depositary receipts may expose the fund to the same risks as direct investments in securities of foreign issuers.

•	Market Volatility Risk. The value of the securities in the fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the fund and its investments, including hampering the ability of the fund’s portfolio manager(s) to invest the fund’s assets as intended.

•	Preferred Stocks Risk. Preferred stocks may decline in price, fail to pay dividends when expected, or be illiquid.

•	Redemption Risk. One or more large shareholders or groups of shareholders may redeem their holdings in the fund, resulting in an adverse impact on remaining shareholders in the fund by causing the fund to take actions it would not otherwise have taken.

Applicable only to the Target Fund:

•	New Fund Risk. The fund may not grow to an economically viable size, in which case the fund may cease operations and investors may be required to liquidate or transfer their investments at an inopportune time.

Please refer to each Fund’s Prospectus and Statement of Additional Information for more information on risks.

INFORMATION ABOUT THE REORGANIZATION

Reasons for the Reorganization

The Funds have identical investment objectives. The Reorganization will allow shareholders of the Target Fund to own a fund that is identical in style, and with a greater amount of assets. The Reorganization could create better efficiencies for the portfolio management team and perhaps lower expenses for the Acquiring Fund, which could benefit shareholders of the Target Fund.

At a special Board meeting held on July 18, 2021, all of the Trustees of the Trust on behalf of the Target Fund, including the Trustees who are not interested persons of the Trust as defined in Section 2(a)(19) of the 1940 Act (the “Disinterested Trustees”), considered and approved the Reorganization as set forth in the Plan. They determined that the Reorganization was in the best interests of the Target Fund and its shareholders, and that the interests of existing shareholders of the Target Fund will not be diluted as a result of the transactions contemplated by the Reorganization.

Before approving the Plan, the Trustees evaluated extensive information provided with respect to the management of the Funds and reviewed various factors about the Funds and the proposed Reorganization. The Trustees noted that the Acquiring Fund has identical investment objectives and substantially identical investment strategies as the Target Fund. They further noted that the Acquiring Fund’s pro forma fund operating expenses were expected to be the same or lower than those for the Target Fund.

The Trustees considered the relative asset size of each Fund, including the benefits of investing in a fund with a higher combined level of assets for current shareholders of the Target Fund.

In addition, the Trustees considered, among other things:

•	the terms and conditions of the Reorganization;

•	the fact that the Reorganization would not result in the dilution of shareholders’ interests;

•	the fact that the Target Fund and the Acquiring Fund have identical investment objectives and principal investment strategies, and the Board desired to reduce redundancies in having two funds that were substantially identical operating as separate series;

•	the fact that the Funds will share the expenses incurred in connection with the Reorganization pro rata based on assets under management;

•	the benefits to shareholders, including from operating efficiencies, which may be achieved from combining the Funds;

•	the fact that the Acquiring Fund will assume all of the liabilities of the Target Fund;

•	the fact that the Reorganization is expected to be a tax-free transaction for U.S. federal income tax purposes; and

•	alternatives available to shareholders of the Target Fund, including the ability to redeem their shares.

During their consideration of the Reorganization, the Disinterested Trustees consulted with their independent legal counsel, as appropriate.

After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any operating efficiencies or other benefits will in fact be realized, the Trustees of the Trust concluded that the proposed Reorganization would be in the best interests of the Target Fund and its shareholders. Consequently, they unanimously approved the Plan.

The Trustees of the Trust have also approved the Plan on behalf of the Acquiring Fund, after concluding that the proposed Reorganization would be in the best interests of the Acquiring Fund and its shareholders.

Agreement and Plan of Reorganization

The following summary is qualified in its entirety by reference to the Plan (the form of which is attached as Exhibit A to this Prospectus/Information Statement).

The Plan provides that all of the assets of the Target Fund will be acquired by the Acquiring Fund in exchange for Class A, Class C, Class I and Class R6 shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund on or about October 22, 2021, or such other date as may be agreed upon by the parties (the “Closing Date”). Prior to the Closing Date, the Target Fund will endeavor to discharge all of its known liabilities and obligations. The Target Fund will prepare an unaudited statement of its assets and liabilities as of the Closing Date.

At or prior to the Closing Date, the Target Fund will declare and pay a distribution or distributions that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing Date; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

The number of full and fractional shares of each class of the Acquiring Fund to be received by the shareholders of the Target Fund will be determined by dividing the net assets of the Target Fund by the net asset value of a share of the Acquiring Fund. These computations will take place as of immediately after the close of business on the New York Stock Exchange and after the declaration of any dividends at or prior to the Closing Date (the “Valuation Date”). The net asset value per share of each class will be determined by dividing assets, less liabilities, in each case attributable to the respective class, by the total number of outstanding shares.

Virtus Fund Services, LLC (“Virtus Fund Services”), the administrator for both Funds, will compute the value of each Fund’s respective portfolio of securities. The method of valuation employed will be consistent with the procedures set forth in the Prospectus and Statement of Additional Information of the Acquiring Fund, Rule 22c-1 under the 1940 Act, and with the interpretations of that Rule by the SEC’s Division of Investment Management.

Immediately after the transfer of its assets to the Acquiring Fund, the Target Fund will liquidate and distribute pro rata to its shareholders as of the close of business on the Closing Date the full and fractional shares of the Acquiring Fund received by the Target Fund. The liquidation and distribution will be accomplished by the establishment of accounts in the names of the Target Fund’s shareholders on the share records of the Acquiring Fund or its transfer agent. Each account will represent the respective pro rata number of full and fractional shares of the Acquiring Fund due to the Target Fund’s shareholders. All issued and outstanding shares of the Target Fund will be canceled. The shares of the Acquiring Fund to be issued will have no preemptive or conversion rights and no share certificates will be issued. After these distributions and the winding up of its affairs, the Target Fund will be terminated as a series of the Trust.

The consummation of the Reorganization is subject to the conditions set forth in the Plan, including accuracy of various representations and warranties, and receipt of opinions of counsel. The Plan may be terminated (a) by the mutual agreement of the Funds; (b) by either the Acquiring Fund or the Target Fund if the Reorganization has not occurred on or before March 24, 2022, unless such date is extended by mutual agreement of the Acquiring Fund and the Target Fund; or (c) by either party if the other party materially breaches its obligations under the Plan or made a material and intentional misrepresentation in the Plan or in connection with the Plan.

If the Reorganization is not consummated, then the officers of the Funds, or an affiliate, shall, based on the reasons for not consummating the transaction, agree on a reasonable allocation of expenses. For example, if the Adviser were to determine not to consummate the Reorganization, the Adviser could be responsible for the expenses.

If the Reorganization is not consummated, the Trustees of the Trust will consider other possible courses of action in the best interests of the Target Fund and its shareholders.

Federal Income Tax Consequences

The Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under section 368 of the Code. As a condition to the closing of the Reorganization, the Funds will receive an opinion from the law firm of Sullivan & Worcester LLP to the effect that, for U.S. federal income tax purposes and based upon certain facts, assumptions, and representations, the Reorganization contemplated by the Plan should qualify as a tax-free reorganization described in section 368(a) of the Code, and that each Fund should be “a party to a reorganization,” within the meaning of section 368(b) of the Code.

If the Reorganization qualifies as a tax-free reorganization and each of the Funds is a party to a reorganization, as described above, then, as a result:

1.	No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Target Fund solely in exchange for the shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Target Fund;

2.	No gain or loss will be recognized by the Target Fund on the transfer of its assets to the Acquiring Fund in exchange for the Acquiring Fund’s shares and the assumption by the Acquiring Fund of the liabilities of the Target Fund or upon the distribution of the Acquiring Fund’s shares to the Target Fund’s shareholders in exchange for their shares of the Target Fund;

3.	No gain or loss will be recognized by the Target Fund’s shareholders upon the exchange of their shares of the Target Fund for shares of Tthe Acquiring Fund in liquidation of the Target Fund;

4.	The aggregate tax basis of the shares of the Acquiring Fund received by each shareholder of the Target Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of the Target Fund held by such shareholder immediately prior to the Reorganization, and the holding period of the shares of the Acquiring Fund received by each shareholder of the Target Fund will include the period during which the shares of the Target Fund exchanged therefor were held by such shareholder (provided that the shares of the Target Fund are held as capital assets on the date of the Reorganization); and

5.	The tax basis of the assets of the Target Fund acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Target Fund immediately prior to the Reorganization, and the holding period of such assets in the hands of the Acquiring Fund will include the period during which the assets were held by the Target Fund.

Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Reorganization is consummated, but does not qualify as a tax-free reorganization under the Code, the Target Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each shareholder of the Target Fund would recognize a taxable gain or loss equal to the difference between its tax basis in its the Target Fund shares and the fair market value of the shares of the Acquiring Fund it received.

The Acquiring Fund’s utilization after the Reorganization of any pre-Reorganization losses realized by the Acquiring Fund to offset income or gain realized by the Target Fund could be subject to limitation. Shareholders of the Target Fund should consult their tax advisers regarding the effect of the Reorganization in light of their individual circumstances. The Target Fund will be the accounting survivor after the Reorganization occurs.

Pro Forma Capitalization

The following table sets forth the capitalization of the Funds as of August 31, 2021, and the capitalization of the Acquiring Fund on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately 0.6468 Class A shares, 0.6536 Class C shares, 0.6455 Class I shares and 0.6453 Class R6 shares of the Acquiring Fund for each Class A, Class C, Class I and Class R6 share, respectively, of the Target Fund.

Capitalization of the Target Fund, the Acquiring Fund and

the Acquiring Fund (Pro Forma)

	Target Fund	Acquiring Fund	Adjustments		Acquiring Fund (Pro Forma) After Reorganization
Net Assets (in 000s)
Class A	$566,143	$107,545,171	$(1,962	)(a)	$108,109,352
Class C	$364,803	$45,320,149	$(849	)(a)	$45,684,103
Class I	$40,649,926	$2,827,647,278	$(56,122	)(a)	$2,868,241,082
Class R6	$4,992,391	$299,592,115	$(6,067	)(a)	$304,578,439
Total Net Assets	$46,573,263	$3,280,104,713	$(65,000)		$3,326,612,976

Net Asset Value Per Share
Class A	$17.00	$26.28	-		$26.28
Class C	$16.84	$25.77	-		$25.77
Class I	$17.05	$26.42	-		$26.42
Class R6	$17.08	$26.46	$-		$26.46

Shares Outstanding (in 000s)
Class A	33,307	4,092,366	(11,764	)(b)	4,113,909
Class C	21,659	1,758,445	(7,503	)(b)	1,772,601
Class I	2,383,686	107,011,034	(845,082	)(b)	108,549,638
Class R6	292,375	11,324,580	(103,698	)(b)	11,513,258
Total Shares Outstanding	2,731,027	124,186,425	(968,047)		125,949

(a)	Reflects Reorganization costs to be borne by the Funds.

(b)	Reflects change in shares outstanding due to the increase of Class A, Class C, Class I and Class R6 shares of the Acquiring Fund in exchange for Class A, Class C, Class I and Class R6 shares, respectively, of the Target Fund at the respective exchange ratio shown above the table based on the net asset value of the Acquiring Fund’s Class A, Class C, Class I and Class R6 shares, respectively, at August 31, 2021.

The table set forth above should not be relied upon to reflect the number of shares to be received in the Reorganization; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Fund at the time of the Reorganization.

Distribution of Shares

VP Distributors, LLC (“VP Distributors”), an affiliate of Virtus Investment Partners, Inc. and VIA, serves as the national distributor of the Funds’ shares. VP Distributors distributes the Funds’ shares either directly or through securities dealers or agents or bank-affiliated securities brokers. Each class of shares of the Funds has a separate distribution arrangement and bears its own distribution expenses, if any.

In the Reorganization, shareholders of the Target Fund owning Class A, Class C, Class I or Class R6 shares will receive Class A, Class C, Class I or Class R6 shares, respectively, of the Acquiring Fund. No sales charges will be incurred as a result of the Reorganization. If a shareholder purchases additional Class A shares, the shareholder may pay a sales charge at the time of purchase of up to 5.50% of the offering price. Class A shares on which a finder’s fee has been paid may incur a 1.00% deferred sales charge if the shares are redeemed within 18 months of purchase. The 18-month period begins on the last day of the month preceding the month in which the purchase was made, and shares not subject to a finder’s fee will be deemed to be redeemed first. Class A shares are also subject to an ongoing distribution and/or services fees at an annual rate of 0.25% of the Fund’s aggregate average daily net assets attributable to the Class A shares.

Class C shares are sold without a front-end sales charge and are subject to a 1.00% contingent deferred sales charge (“CDSC”) if such shares are redeemed within one year of purchase. For purposes of calculating the CDSC that you may pay when you dispose of any Class C shares acquired as a result of the Reorganization, the length of time you hold shares in the Acquiring Fund will be added to the length of time you held shares in the Target Fund. If you acquire Class C shares as a result of the Reorganization, you will continue to be subject to a CDSC upon subsequent redemption to the same extent as if you had continued to hold your shares of the Target Fund. Class C shares are also subject to an ongoing distribution and/or services fee at an aggregate annual rate of up to 1.00% of the applicable Fund’s aggregate average daily net assets attributable to Class C shares.

Effective March 1, 2021, with certain exceptions, Class C shares will convert to Class A shares after eight years, thus reducing future annual expenses.  (From January 1, 2019, to February 28, 2021, with certain exceptions, Class C shares converted to Class A shares after ten years.) However, for investors invested in Class C shares through a financial intermediary or recordkeeper, it is the responsibility of the financial intermediary or recordkeeper to ensure that the investor is credited with the proper holding period for the shares redeemed. The automatic conversion of Class C shares to Class A shares shall not apply to shares held through intermediaries or recordkeepers that do not track the length of time that a participant has held such shares or that are not otherwise able to operationally support the automatic conversion feature.

In addition, certain Class C shares may be exchangeable in advance of the automatic conversion. If you hold your shares through a financial intermediary or recordkeeper, please contact your financial intermediary or recordkeeper for additional information. Class C shares that have been held directly with the fund, and not through a financial intermediary, for fewer than the required number of shares may be exchanged for Class A shares at the fund’s or transfer agent’s discretion if (i) the Class C shares are not subject to a CDSC, and (ii) a commission was not paid on the sale of such Class C shares.

All conversions and exchanges from Class C shares to Class A shares will be on the basis of the relative NAVs per share, without the imposition of any sales load, fee or other charge. Automatic conversions of Class C shares to Class A shares will generally be processed monthly on or about the 10th day of the month, although for investors invested in Class C shares through a financial intermediary or recordkeeper, it is the responsibility of the financial intermediary or recordkeeper to determine the timing of the conversions. As of the date of this Prospectus/Information Statement, conversions and exchanges from Class C shares to Class A shares of the same fund are not expected to be considered taxable events for Federal income tax purposes. Shareholders should consult their tax advisors regarding their own tax considerations.

Class I shares are offered primarily to clients of financial intermediaries that (i) charge such clients an ongoing fee for advisory, investment, consulting, or similar services; or (ii) have entered into an agreement with the fund’s distributor to offer Class I shares through a no-load network or platform. Such clients may include pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations. Class I shares are also offered to private and institutional clients of, or referred by, the adviser, a subadviser or their affiliates, and to Trustees of the fund and trustees/directors of affiliated open- and closed-end funds, and directors, officers and employees of Virtus and its affiliates. If you are eligible to purchase and do purchase Class I shares, you will pay no sales charge at any time. There are no distribution and service fees applicable to Class I shares. If you transact in Class I shares through a financial intermediary, your financial intermediary may charge you a fee outside of the fund, such as brokerage commission or an investment advisory fee. You should consult your financial intermediary regarding the different share classes available to you, how their fees and expenses differ, and whether the fees charged by your financial intermediary differ depending upon which share class you choose.

Class R6 shares are offered without a minimum initial investment to the following investors in plan level or omnibus accounts only (provided that they do not require or receive any compensation, administrative payments, sub-transfer agency payments or service payments with respect to Class R6 shares): (i) qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer sponsored 403(b) plans, and defined benefit plans; (ii) banks and trust companies; (iii) insurance companies; (iv) financial intermediaries utilizing such shares in fee-based investment advisory programs; (v) registered investment companies; and (vi) non-qualified deferred compensation plans. Other institutional investors may be permitted to purchase Class R6 shares subject to the fund’s determination of eligibility and may be subject to a $2,500,000 minimum initial investment requirement. In addition, without a minimum initial investment requirement, Class R6 shares are available to any trustee of the Virtus Funds and trustees/directors of affiliated open- and closed-end funds, directors, officers and employees of Virtus and its affiliates, and a spouse or domestic partner, child or minor grandchild of any such qualifying individual (in each case either individually or jointly with other investors), provided in each case that those shares are held directly with the Transfer Agent or in an eligible account. The minimum initial investment amount may be waived subject to the fund’s discretion. If you are eligible to purchase and do purchase Class R6 shares, you will pay no sales charge at any time. There are no distribution and service fees applicable to Class R6 shares. If you transact in Class R6 shares through a financial intermediary, your financial intermediary may charge you a fee outside of the fund, such as brokerage commission or an investment advisory fee. You should consult your financial intermediary regarding the different share classes available to you, how their fees and expenses differ, and whether the fees charged by your financial intermediary differ depending upon which share class you choose.

In connection with the Reorganization, no sales charges are imposed. More detailed descriptions of the Class A, Class C, Class I and Class R6 shares and the distribution arrangements applicable to these classes of shares are contained in the Prospectus and Statement of Additional Information relating to the Acquiring Fund.

Purchase and Redemption Procedures

Information concerning applicable sales charges and distribution-related fees is provided above. Investments in the Funds are not insured. For information about minimum purchase requirements, see “Your Account” and “How to Buy Shares” in the Funds’ Prospectuses. Each Fund, subject to certain restrictions, provides for telephone or mail redemption of shares at net asset value, less any applicable CDSC, as next determined after receipt of a redemption order on each day the New York Stock Exchange is open for trading. Each Fund reserves the right to redeem in kind, under certain circumstances, by paying you the proceeds of a redemption in securities rather than in cash. Additional information concerning purchases and redemptions of shares, including how each Fund’s net asset value is determined, is contained in the Funds’ Prospectuses. Each Fund may involuntarily redeem shareholders’ accounts that have a balance below $200 as a result of redemption activity, subject to written notice within 60 days. All investments are invested in full and fractional shares. The Funds reserve the right to reject any purchase order.

Exchange Privileges

The Funds currently offer shareholders identical exchange privileges. Shareholders of each Fund may exchange their shares for shares of a corresponding class of shares of other affiliated Virtus Mutual Funds. Class C shares of the Funds are also exchangeable for Class C1 shares of those Virtus Mutual Funds offering them.

On exchanges with corresponding classes of shares that carry a contingent deferred sales charge, the contingent deferred sales charge schedule of the original shares purchased continues to apply. Additional information concerning the Funds’ exchange privileges is contained in the Funds’ Prospectuses.

Dividend Policy

The Funds distribute net investment income semi-annually. Both Funds distribute net realized capital gains, if any, at least annually.

All dividends and distributions of the Funds are paid in additional shares of the respective Fund unless a shareholder has elected to receive distributions in cash. See the Funds’ Prospectuses for further information concerning dividends and distributions.

Each Fund has qualified, and the Acquiring Fund intends to continue to qualify, to be treated as a regulated investment company under the Code. To remain qualified as a regulated investment company, a Fund must distribute 90% of its taxable and tax-exempt income and diversify its holdings as required by the 1940 Act and the Code. While so qualified, so long as each Fund distributes all of its net investment company taxable and tax-exempt income and any net realized gains to its shareholders, it is expected that a Fund will not be required to pay any U.S. federal income taxes on the amounts distributed to its shareholders.

COMPARATIVE INFORMATION ON SHAREHOLDERS’ RIGHTS

Form of Organization

The Target Fund and the Acquiring Fund are separate series of the Trust, an open-end management investment company registered with the SEC under the 1940 Act and organized as a Delaware statutory trust. The Trust is governed by its Declaration of Trust and By-Laws, Board of Trustees, Delaware law, and U.S. federal law. The Trust is organized as a “series company” as that term is used in Rule 18f-2 under the 1940 Act. The series of the Trust currently consist of the Target Fund, the Acquiring Fund and seventeen other mutual funds of various asset classes.

Capitalization

The beneficial interests in the Trust are represented by an unlimited number of transferable shares of beneficial interest of one or more series, with no par value. The Declaration of Trust of the Trust permits the Trustees to allocate shares into one or more series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued by each Fund.

Shares of the classes of each Fund represent an equal pro rata interest in the Fund and generally have identical voting, dividend, liquidation and other rights, other than the payment of distribution fees and other class-specific expenses. Shareholders of each Fund are entitled to receive dividends and other amounts as determined by the Trustees. Shareholders of each Fund vote separately, by Fund, as to matters, such as changes in fundamental investment restrictions, that affect only their particular Fund. Shareholders of each Fund vote by class as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class.

Shareholder Liability

Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. To the extent that the Trust or a shareholder of the Trust is subject to the jurisdiction of courts in other states, it is possible that a court may not apply Delaware law and may thereby subject shareholders of the Trust to liability. To guard against this risk, the Trust’s Declaration of Trust (a) provides that any written obligation of the Trust may contain a statement that such obligation may only be enforced against the assets of the Trust or the particular series in question and the obligation is not binding upon the shareholders of the Trust; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of trust property of any shareholder held personally liable for the obligations of a Trust. Accordingly, the risk of a shareholder of the Trust incurring financial loss beyond that shareholder’s investment because of shareholder liability is limited to circumstances in which: (1) a court refuses to apply Delaware law; (2) no contractual limitation of liability was in effect; and (3) the Trust itself is unable to meet its obligations. In light of Delaware law, the nature of the Trust’s business, and the nature of its assets, the risk of personal liability to a shareholder of the Trust is remote.

Shareholder Meetings and Voting Rights

The Trust, on behalf of the Target Fund and the Acquiring Fund, is not required to hold annual meetings of shareholders. However, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holders of at least 10% of the outstanding shares of the Trust. In addition, the Trust is required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. The Trust currently does not intend to hold regular shareholder meetings. Cumulative voting is not permitted in the election of Trustees of the Trust.

Except when a larger quorum is required by applicable law or the applicable governing documents, 33 1/3% of the shares entitled to vote constitutes a quorum for consideration of a matter at a shareholders’ meeting. When a quorum is present at a meeting, a majority (greater than 50%) of the shares voted is sufficient to act on a matter and a plurality of the shares voted is required to elect a Trustee (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act).

A Trustee of the Trust may be removed with or without cause at a meeting of shareholders by a vote of two-thirds of the outstanding shares of the Trust, or with or without cause by the vote of two-thirds of the number of Trustees prior to removal.

Under the Trust’s Declaration of Trust, each shareholder is entitled to one vote for each dollar of net asset value of each share owned by such shareholder and each fractional dollar amount is entitled to a proportionate fractional vote.

The Trust’s Declaration of Trust provides that unless otherwise required by applicable law (including the 1940 Act), the Board of Trustees may, without obtaining a shareholder vote: (1) reorganize the Trust as a corporation or other entity, (2) merge the Trust into another entity, or merge, consolidate or transfer the assets and liabilities or class of shares to another entity, and (3) combine the assets and liabilities held with respect to two or more series or classes into assets and liabilities held with respect to a single series or class.

Under certain circumstances, the Trustees of the Trust may also terminate the Trust, a series, or a class of shares, upon written notice to the shareholders.

Liquidation

In the event of the liquidation of the Trust, either Fund, or a class of shares, the shareholders are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to the Trust, the Fund or attributable to the class over the liabilities belonging to the Trust, the Fund or attributable to the class. The assets so distributable to shareholders of the Fund will be distributed among the shareholders in proportion to the dollar value of shares of such Fund or class of the Fund held by them on the date of distribution.

Liability and Indemnification of Trustees

Under the Trust’s Declaration of Trust, a Trustee is generally personally liable only for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee. As provided in the Declaration of Trust and By-Laws of the Trust, each Trustee of the Trust, as the case may be, is entitled to be indemnified against all liabilities and all expenses reasonably incurred or paid by him or her in connection with any proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her office of Trustee, unless the Trustee (1) shall have been adjudicated by the court or other body before which the proceeding was brought to be liable to the Trust, as the case may be, or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office of Trustee (collectively, “disabling conduct”) or (2) with respect to any proceeding disposed of without an adjudication by the court or other body before which the proceeding was brought that such Trustee was liable to the Trust, as the case may be, or its shareholders by reason of disabling conduct, unless there has been a determination that the Trustee did not engage in disabling conduct. This determination may be made by (a) the court or other body before which the proceeding was brought, (b) a vote of a majority of those Trustees who are neither “interested persons” within the meaning of the 1940 Act nor parties to the proceeding or (c) an independent legal counsel in a written opinion. The Trust may also advance money in connection with the preparation and presentation of a defense to any proceeding provided that the Trustee undertakes to repay the Trust, if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

The foregoing is only a summary of certain characteristics of the operations of the Declaration of Trust and By-Laws of the Trust, and Delaware and U.S. federal law, as applicable, and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declarations of Trust, By-Laws and Delaware and U.S. federal law, as applicable law, directly for more complete information.

Shareholder Information

As of September 9, 2021, the total number of shares of the Target Fund and the Acquiring Fund outstanding was as follows:

	Number of Shares
	Target Fund	Acquiring Fund
Class A	33,757.688	4,084,875.491
Class C	21,659.126	1,758,177.598
Class I	2,384,863.823	107,197,593.856
Class R6	292,374.963	11,091,624.214
Total	2,732,655.600	124,132,271.159

As of September 9, 2021, the officers and Trustees of the Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of the Target Fund.

As of September 9, 2021, the officers and Trustees of the Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of the Acquiring Fund.

Control Persons and Principal Holders of Securities

The beneficial owners or record owners of more than 5% of the shares of the Target Fund and the Acquiring Fund as of September 9, 2021, were as follows:

Target Fund

Name and Address	Class	No. of Shares	% of Class of Shares of Portfolio Before Reorganization	% of Class of Shares of Portfolio After Reorganization
VIRTUS PARTNERS INC ONE FINANCIAL PLAZA 26TH FL HARTFORD CT 06103	A	10,000.000	29.62%	0.16%

PERSHING LLC* 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	A	8,546.974	25.32%	6.01%

TD AMERITRADE INC* PO BOX 2226 OMAHA NE 68103-2226	A	8,097.985	23.99%	11.37%

SUZANNA S SHANK & JOHN A SHANK JTWROS KELLER TX 76248-2727	A	2,589.915	7.67%	0.04%

VIRTUS PARTNERS INC ONE FINANCIAL PLAZA 26TH FL HARTFORD CT 06103	C	10,000.000	46.17%	0.37%

PERSHING LLC* 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	C	8,282.616	38.24%	6.05%

BNYM I S TRUST CO CUST FOR THE IRA OF CYNTHIA K ROBINSON DEWITT MI 48820-9579	C	1,745.959	8.06%	0.06%

BNYM I S TRUST CO CUST FOR THE ROTH IRA OF RAYMOND WOODS 48 GONGAWARE RD JEANNETTE PA 15644-1023	C	1,275.328	5.89%	0.05%

NATIONAL FINANCIAL SERVICES LLC* 499 WASHINGTON BLVD JERSEY CITY NJ 07310	I	2,116,153.359	88.73%	13.87%

VIRTUS PARTNERS INC ONE FINANCIAL PLAZA 26TH FL HARTFORD CT 06103	R6	270,000.000	92.35%	1.51%

VIRTUS PARTNERS INC (DEFERRED MUTUAL FUND INVESTMENTS) 1 FINANCIAL PLZ HARTFORD CT 06103-2608	R6	21,572.000	7.38%	0.19%

Acquiring Fund

Name and Address	Class	No. of Shares	% of Class of Shares of Portfolio Before Reorganization	% of Class of Shares of Portfolio After Reorganization
CHARLES SCHWAB & CO INC* 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	A	762,066.619	18.66%	18.52%

NATIONAL FINANCIAL SERVICES LLC* 499 WASHINGTON BLVD JERSEY CITY NJ 07310	A	563,451.079	13.79%	13.70%

UBS WM USA* 1000 HARBOR BLVD WEEHAWKEN NJ 07086	A	523,988.616	12.83%	12.74%

TD AMERITRADE INC* PO BOX 2226 OMAHA NE 68103-2226	A	462,434.203	11.32%	11.37%

MORGAN STANLEY SMITH BARNEY LLC* 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	A	457,233.110	11.19%	11.11%

AMERICAN ENTERPRISE INVESTMENT SVC* 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	A	306,639.734	7.51%	7.45%

PERSHING LLC* 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	A	241,582.753	5.91%	6.01%

RAYMOND JAMES* 880 CARILLON PARKWAY ST PETERSBURG FL 33716	C	379,211.738	21.57%	21.39%

AMERICAN ENTERPRISE INVESTMENT SVC* 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	C	353,455.571	20.10%	19.94%

UBS WM USA* 1000 HARBOR BLVD WEEHAWKEN NJ 07086	C	259,665.698	14.77%	14.65%

MORGAN STANLEY SMITH BARNEY LLC* 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	C	257,419.753	14.64%	14.52%

CHARLES SCHWAB & CO INC* 211 MAIN STREET SAN FRANCISCO CA 94105	C	213,662.778	12.15%	12.05%

PERSHING LLC* 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	C	101,802.213	5.79%	6.05%

UBS WM USA* 1000 HARBOR BLVD WEEHAWKEN NJ 07086	I	20,140,566.807	18.79%	18.55%

AMERICAN ENTERPRISE INVESTMENT SVC* 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	I	17,979,334.161	16.77%	16.56%

MORGAN STANLEY SMITH BARNEY LLC* 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	I	14,323,007.134	13.36%	13.19%

NATIONAL FINANCIAL SERVICES LLC* 499 WASHINGTON BLVD JERSEY CITY NJ 07310	I	13,686,217.068	12.77%	13.87%

RAYMOND JAMES* 880 CARILLON PARKWAY ST PETERSBURG FL 33716	I	8,594,378.594	8.02%	7.92%

CHARLES SCHWAB & CO INC* 211 MAIN STREET SAN FRANCISCO CA 94105	I	6,524,208.766	6.09%	6.08%

MLPF&S* 4800 DEER LAKE DR E 3RD FL JACKSONVILLE FL 32246-6484	I	6,342,943.061	5.92%	5.84%

CAPINCO C/O US BANK NA* 1555 N. RIVERCENTER DRIVE STE. 302 MILWAUKEE WI 53212	R6	2,780,629.378	25.07%	24.15%

NATIONAL FINANCIAL SERVICES LLC* 499 WASHINGTON BLVD JERSEY CITY NJ 07310	R6	1,800,521.946	16.23%	15.64%

NATIONAL FINANCIAL SERVICES LLC* 499 WASHINGTON BLVD JERSEY CITY NJ 07310	R6	1,019,931.389	9.20%	8.86%

MAC & CO 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15258	R6	764,192.140	6.89%	6.64%

* These entities are omnibus accounts for many individual shareholder accounts. The Funds are not aware of the size or identity of the underlying individual accounts.

FINANCIAL STATEMENTS AND EXPERTS

The Annual Report of the Trust relating to the Target Fund, for the year ended September 30, 2020, including the financial statements and financial highlights for the periods indicated therein, has been incorporated by reference herein and in the Registration Statement in reliance upon the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

The Annual Report of the Trust relating to the Acquiring Fund, for the year ended September 30, 2020, including the financial statements and financial highlights for the periods indicated therein, has been incorporated by reference herein and in the Registration Statement in reliance upon the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

LEGAL MATTERS

Certain legal matters concerning the issuance of shares of the Acquiring Fund will be passed upon by Jennifer S. Fromm, Esq., Vice President and Assistant Secretary of the Trust.

ADDITIONAL INFORMATION

The Trust is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith files reports and other information including proxy material and charter documents with the SEC. These items can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549, and at the SEC’s Chicago Regional Office located at 175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604 and the SEC’s New York Regional office located at 3 World Financial Center, Suite 400, New York, New York 10281. Copies of any of these documents can be obtained without charge from the EDGAR database on the SEC’s Internet site at http://www.sec.gov. Copies of such materials can also be obtained at prescribed rates by electronic request at the following e-mail address: publicinfo@sec.gov, or from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.

October 18, 2021

EXHIBIT A — AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 19th day of July, 2021, by and among Virtus Opportunities Trust (the “Trust”), a Delaware statutory trust, with its principal place of business at 101 Munson Street, Greenfield, Massachusetts 01301, on behalf of Virtus KAR International Small-Cap Fund (the “Acquiring Fund”), a separate series of the Trust, and Virtus KAR International Small Mid-Cap Fund (the “Acquired Fund”), a separate series of the Trust.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for voting shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

The Acquired Fund and the Acquiring Fund are separate series of the Trust, which is an open-end, registered investment company of the management type. The Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest.

The Board of Trustees of the Trust, including a majority of the Trustees who are not “interested persons” of the Trust, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), has determined, with respect to the Acquiring Fund, that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders, and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction.

The Board of Trustees of the Trust, including a majority of the Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act, has also determined, with respect to the Acquired Fund, that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	TRANSACTION

1.1            Subject to the terms and conditions set forth herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of the Acquired Fund’s assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares, determined by dividing the value of the Acquired Fund’s net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the “Closing Date”).

1.2            The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable, that are owned by the Acquired Fund, and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund, on the Closing Date (collectively, the “Assets”).

A-1

1.3            The Acquired Fund will endeavor to discharge or accrue for all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall also assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date, as defined in paragraph 2.1 (collectively, “Liabilities”). On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.4            Immediately after the transfer of Assets provided for in paragraph 1.1, the Acquired Fund will distribute to the Acquired Fund’s shareholders of record, determined as of immediately after the close of business on the Closing Date (the “Acquired Fund Shareholders”), on a pro rata basis, the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to the Acquired Fund’s shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund shares owned by such shareholders on the Closing Date. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund.

1.5            Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund or its Transfer Agent, as defined in paragraph 3.3.

1.6            Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.	VALUATION

2.1            The value of the Assets shall be the value computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends at or prior to the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures established by the Trust’s Board of Trustees, which shall be described in the then-current prospectus and statement of additional information with respect to the Acquired Fund.

2.2            The net asset value of the Acquiring Fund Shares shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures established by the Trust’s Board of Trustees which shall be described in the Acquiring Fund’s then-current prospectus and statement of additional information.

2.3            The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund’s Assets shall be determined by dividing the value of the net assets with respect to the shares of the Acquired Fund determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Fund Share, determined in accordance with paragraph 2.2.

2.4            Virtus Fund Services, LLC (“VFS”) shall make all computations of value, in its capacity as administrator for the Trust.

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3.	CLOSING AND CLOSING DATE

3.1            The Closing Date shall be September 24, 2021, or such other date as the parties may agree. All acts taking place at the closing of the transaction (the “Closing”) shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of VFS or at such other time and/or place as the parties may agree.

3.2            The Trust shall direct Bank of New York Mellon, as custodian for the Acquired Fund (the “Custodian”), to deliver, on the next business day after the Closing, a certificate of an authorized officer stating that the Assets shall have been delivered in proper form to the Acquiring Fund. The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in the Acquired Fund’s name by its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Acquired Fund’s Custodian to the custodian for the Acquiring Fund for examination no later than on the next business day following the Closing Date, and shall be transferred and delivered by the Acquired Fund on the next business day following the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of such depositories and the Custodian, the Acquired Fund’s portfolio securities and instruments deposited with a “securities depository”, as defined in Rule 17f-4 under the 1940 Act. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.3            The Trust shall direct VFS in its capacity as transfer agent for the Trust (the “Transfer Agent”), on behalf of the Acquired Fund, to deliver on the next business day following the Closing, a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Acquired Fund, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.4            In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund is impracticable, the Closing Date shall be postponed until the first Friday after the day when trading shall have been fully resumed and reporting shall have been restored.

4.	REPRESENTATIONS AND WARRANTIES

4.1            The Trust, on behalf of the Acquired Fund, represents and warrants as follows:

(a)            The Acquired Fund is duly organized as a series of the Trust, which is a Delaware trust duly organized, validly existing and in good standing under the laws of the State of Delaware with power under the Trust’s Declaration of Trust (the “Trust Instrument”) to own all of its assets and to carry on its business as it is now being conducted;

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(b)            The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Acquired Fund under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect;

(c)            No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act and such as may be required by state securities laws;

(d)            The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder, and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)            On the Closing Date, the Trust, on behalf of the Acquired Fund, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Trust, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

(f)            The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Trust’s Trust Instrument or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Acquired Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of the Acquired Fund, is a party or by which it is bound;

(g)            All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts, including options, futures and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date;

(h)            Except as otherwise disclosed in writing to and accepted by the Trust, on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Trust, on behalf of the Acquired Fund, or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Trust, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i)            The audited Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at September 30, 2021 are in accordance with generally accepted accounting principles (“GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

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(j)            Since September 30, 2021, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

(k)            On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l)            For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its Federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

(m)            All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (recognizing that, under Delaware law, it is theoretically possible that shareholders of the Acquired Fund could under certain circumstances, be held personally liable for obligations of the Acquired Fund) and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund shares;

(n)            The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of the Trust, on behalf of the Acquired Fund, and this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles; and

(o)            The information to be furnished by the Acquired Fund for use in registration statements and other documents filed or to be filed with any Federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto.

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4.2            The Trust, on behalf of the Acquiring Fund, represents and warrants as follows:

(a)            The Acquiring Fund is duly organized as a series of the Trust, which is a Delaware trust duly organized, validly existing and in good standing under the laws of the State of Delaware with power under the Trust’s Trust Instrument to own all of its assets and to carry on its business as it is now being conducted;

(b)            The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of shares of the Acquiring Fund under the 1933 Act, is in full force and effect;

(c)            No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d)            The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used at all times previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)            The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Trust’s Trust Instrument or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of the Acquiring Fund, is a party or by which it is bound;

(f)            Except as otherwise disclosed in writing to and accepted by the Trust, on behalf of the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Trust, on behalf of the Acquiring Fund, or any of the Acquiring Fund’s properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of the Acquiring Fund’s business. The Trust, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund’s business or the Acquiring Fund’s ability to consummate the transactions herein contemplated;

(g)            On the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

(h)            The audited financial statements of the Acquiring Fund at September 30, 2018 are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein;

(i)            Since September 30, 2021, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For the purposes of this subparagraph (i), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change;

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(j)            On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund’s knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

(k)            For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, has distributed in each such year all net investment company taxable income (computed without regard to any deduction for dividends paid) and net realized capital gains (after reduction for any capital loss carryforward) and has met the diversification requirements of the Code and the regulations thereunder;

(l)            All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (recognizing that, under Delaware law, it is theoretically possible that shareholders of the Acquiring Fund could, under certain circumstances, be held personally liable for obligations of the Acquiring Fund) and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

(m)            The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Trust, on behalf of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n)            Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable (recognizing that, under Delaware law, it is theoretically possible that shareholders of the Acquiring Fund could, under certain circumstances, be held personally liable for obligations of the Acquiring Fund);

(o)            The information to be furnished by the Acquiring Fund for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

(p)            The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

5.	COVENANTS OF THE TRUST ON BEHALF OF THE ACQUIRED FUND

5.1            The Acquired Fund will operate its business in the ordinary course between the date hereof and the Closing Date except as contemplated by this Agreement.

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5.2            If necessary, the Trust will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other actions necessary to obtain approval of the transactions contemplated herein.

5.3            The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4            The Acquired Fund shall assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the holders of the Acquired Fund’s shares.

5.5            Subject to the provisions of this Agreement, the Acquired Fund will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6            As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.7            The Acquired Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.8            The Trust, on behalf of the Acquired Fund, covenants that it will, from time to time, as and when reasonably requested by the Trust, on behalf of the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Trust, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Trust’s, on behalf of the Acquired Fund’s, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) the Trust’s, on behalf of the Acquiring Fund’s, title to and possession of all the assets, and to carry out the intent and purpose of this Agreement.

6.	COVENANTS OF THE TRUST ON BEHALF OF THE ACQUIRING FUND

6.1            The Acquiring Fund will operate its business in the ordinary course between the date hereof and the Closing Date except as contemplated by this Agreement.

6.2            Subject to the provisions of this Agreement, the Acquiring Fund will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

6.3            The Acquiring Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

6.4            The registration statement on Form N-14 (the “Registration Statement”) which the Acquiring Fund shall have prepared and filed for the registration under the 1933 Act of the Acquiring Fund Shares to be distributed to the Acquired Fund Shareholders pursuant hereto, shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the knowledge of the parties thereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

6.5            The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

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7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Trust, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the Trust’s election, to the performance by the Trust, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

7.1            All representations and warranties of the Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2            The Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Acquiring Fund on or before the Closing Date; and

7.3            The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the Acquiring Fund’s name by its President or Vice President, and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquired Fund shall reasonably request.

8.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the Trust’s election, to the performance by the Trust, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

8.1            All representations and warranties of the Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

8.2            The Trust shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities, as of the Closing Date, certified by the Treasurer of the Trust;

8.3.            The Trust, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Acquired Fund, on or before the Closing Date;

8.4            The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing Date that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing Date; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed; and

8.5            The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in the Acquired Fund’s name by its President or Vice President, and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquiring Fund shall reasonably request.

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9.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to either the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

9.1            This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund, as necessary, in accordance with the provisions of the Trust’s Trust Instrument, applicable Delaware law and the 1940 Act. Notwithstanding anything herein to the contrary, neither the Acquired Fund nor the Acquiring Fund, may waive the conditions set forth in this paragraph 9.1;

9.2            On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

9.3            All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by each Trust, on behalf of both the Acquiring Fund and the Acquired Fund, to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

9.4            The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

9.5            The parties shall have received the opinion of Sullivan & Worcester, LLP (“Special Tax Counsel”), addressed to each Trust substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement should, for Federal income tax purposes, qualify as a tax-free reorganization described in Section 368(a) of the Code. The delivery of such opinion is conditioned upon receipt of representations Special Tax Counsel shall request of each Trust. Notwithstanding anything herein to the contrary, the Trust may not waive the condition set forth in this paragraph 9.5.

10.	BROKERAGE FEES AND EXPENSES

10.1            The Trust, on behalf of both the Acquired Fund and the Acquiring Fund, represent and warrant both that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2            The expenses relating to the proposed Reorganization will be shared between the Acquired Fund and Acquiring Fund. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement on Form N-14, printing and distributing the Acquiring Fund’s prospectus/proxy statement or information statement, legal fees, accounting fees, and securities registration fees. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

10.3            In the event the transactions contemplated by this Agreement are not consummated, then the officers of the Acquired Fund and Acquiring Fund, or an affiliate, shall, based on the reasons for not consummating the transaction, agree on a reasonable allocation of expenses.

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11.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1            The Trust on behalf of the Acquiring Fund and the Acquired Fund have not made any representation, warranty or covenant not set forth herein; this Agreement constitutes the entire agreement between the parties.

11.2            The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

12.	TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before March 24, 2022 unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.	WAIVER

The Acquiring Fund and the Acquired Fund, after consultation with their respective counsel and by mutual consent of each of their Board of Trustees, may waive any condition to their respective obligations hereunder, except the conditions set forth in paragraphs 9.1 and 9.5.

14.	AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable and mutually agreed upon in writing by the authorized officers of each Trust; provided, however, that following the meeting of the shareholders, if necessary, of the Acquired Fund called by the Trust pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

15.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to the receiving party in care of Virtus Fund Services, LLC, One Financial Plaza, Hartford, CT 06103, Attn: Counsel.

16.	HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

16.1            The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

16.2            This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

16.3            This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

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16.4            This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

16.5            It is expressly agreed that the obligations of the respective parties hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of each such party personally, but shall bind only the property of the respective party, as provided in each Trust Instrument. The execution and delivery by such officers of the respective parties shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the each such party as provided in each Trust Instrument.

[Signature page follows]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President, Vice President or Treasurer all as of the date first written above.

VIRTUS OPPORTUNITIES TRUST, on behalf of its series Virtus KAR International Small-Cap Fund

By:	/s/ W. Patrick Bradley
Name: W. Patrick Bradley
Title: Executive Vice President, Chief Financial Officer & Treasurer

VIRTUS OPPORTUNITIES TRUST, on behalf of its series Virtus KAR International Small-Mid Cap Fund

By:	/s/ Richard W. Smirl
Name:Richard W. Smirl
Title: Executive Vice President

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STATEMENT OF ADDITIONAL INFORMATION

Acquisition of Assets of

VIRTUS KAR INTERNATIONAL SMALL-MID CAP FUND II (FORMERLY, VIRTUS KAR INTERNATIONAL SMALL-MID CAP FUND)

a series of

VIRTUS OPPORTUNITIES TRUST

101 Munson Street

Greenfield, Massachusetts 01301

(800) 243-1574

By and In Exchange For Shares of

VIRTUS KAR INTERNATIONAL SMALL-MID CAP FUND (FORMERLY, VIRTUS KAR INTERNATIONAL SMALL-CAP FUND)

a series of

VIRTUS OPPORTUNITIES TRUST

101 Munson Street

Greenfield, Massachusetts 01301

(800) 243-1574

This Statement of Additional Information, dated October 18, 2021, relating specifically to the proposed transfer of the assets and liabilities of the Virtus KAR International Small-Mid Cap Fund II (formerly, Virtus KAR International Small-Mid Cap Fund) (the “Target Fund”), a series of Virtus Opportunities Trust (the “Trust”), to the Virtus KAR International Small-Mid Cap Fund (formerly, the Virtus KAR International Small-Cap Fund) (the “Acquiring Fund”), a separate series of the Trust, in exchange for Class A, Class C, Class I and Class R6 shares of beneficial interest, no par value, of the Acquiring Fund (to be issued to holders of shares of the Target Fund), consists of the information set forth below pertaining to the Target Fund and the Acquiring Fund and the following described documents, each of which is incorporated by reference herein:

(1)	the Statement of Additional Information of the Trust relating to the Target Fund and the Acquiring Fund, dated February 1, 2021, as supplemented;

(2)	Annual Report of the Trust relating to the Target Fund and the Acquiring Fund for the year ended September 30, 2020; and

(3)	Semi-Annual Report of the Trust relating to the Target Fund and the Acquiring Fund for the period ended March 31, 2021.

This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Prospectus/Information Statement of the Target Fund and the Acquiring Fund dated October 18, 2021. A copy of the Prospectus/Information Statement may be obtained without charge by calling or writing to the Trust at the telephone number or address set forth above.

SUPPLEMENTAL FINANCIAL INFORMATION

A table showing the fees of the Target Fund and the Acquiring Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the Reorganization, is included in the sub-section entitled “How do the Funds’ fees and expenses compare?” of the Prospectus/Information Statement.

The Reorganization will not result in a material change to the Target Fund’s investment portfolio due to the investment restrictions of the Acquiring Fund. As a result, a schedule of investments of the Target Fund modified to show the effects of the Reorganization is not required and is not included. Notwithstanding the foregoing, changes may be made to the Acquiring Fund’s investment portfolio following the Reorganization.

The Acquiring Fund will be the surviving fund for accounting purposes. There are no material differences in accounting policies of the Acquiring Fund as compared to those of the Target Fund.